UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025
TRISALUS LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W 91st Ave, Westminster, Colorado		80031
(Address of principal executive office)		(Zip Code)
(888) 321-5212
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of registrant's common stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On June 23, 2025, TriSalus Life Sciences, Inc. (the “Company”), announced the commencement of (i) its exchange offer (the “Offer”) identified in the Prospectus/Offer to Exchange (as defined below) the opportunity to receive that number of shares of common stock of the Company, par value $0.0001 per share (“Common Stock”) equal to the quotient of (i) the sum of (a) the Liquidation Preference (as defined in the Certificate of Designations of the Preferred Stock (the “Certificate of Designations”)) and (b) the Accrued Dividends (as defined in the Certificate of Designations of the Preferred Stock) if not otherwise paid by the Company, that would have accrued through August 10, 2027 (the “Exchanged Value), divided by (ii) $4.00, in exchange for each share of Preferred Stock tendered by the holder and exchanged pursuant to the Offer, and (ii) the solicitation of consents (the “Consent Solicitation”) from holders of the outstanding shares of Preferred Stock to amend the Certificate of Designations, which governs the Preferred Stock (the “Preferred Stock Amendment”).
If approved, the Preferred Stock Amendment will permit the Company to require that all shares of Preferred Stock that are outstanding upon the closing of the Offer be converted into the number of shares of Common Stock equal to the quotient of (i) the sum of (a) the Liquidation Preference (as defined in the Certificate of Designations (defined below)) and (b) the Accrued Dividends (as defined in the Certificate of Designations) if not otherwise paid by the Company, that would have accrued through closing the Offer (the “Exchanged Value”), divided by the Conversion Price (as defined in the Certificate of Designations, as such term will be amended by the Preferred Stock Amendment, which is a ratio 11.3% less than the exchange ratio applicable to the Offer, in accordance with the Preferred Stock Amendment. Pursuant to the Offer, the Company is offering up to an aggregate of 11,860,206 shares of its Common Stock in exchange for the shares of Preferred Stock.
Parties representing approximately 55% of the outstanding shares of Preferred Stock have agreed to tender their shares of Preferred Stock in the Offer and to consent to the Preferred Stock Amendment in the Consent Solicitation pursuant to tender and support agreements (each, a “Tender and Support Agreement”). Accordingly, if the other conditions described in the Prospectus/Offer to Exchange are satisfied or waived, then the Preferred Stock Amendment will be adopted with respect to the Preferred Stock.
The Offer and Consent Solicitation are made solely upon the terms and conditions in the Prospectus/Offer to Exchange and other related offering materials that are being distributed to the holders of the Preferred Stock. The Offer and Consent Solicitation will expire at one minute after 11:59 p.m., Eastern Standard Time, on July 23, 2025, or such later time and date to which the Company may extend (the “Expiration Date”), as described in the Company’s Schedule TO (as defined below) and Prospectus/Offer to Exchange. Tendered shares of Preferred Stock may be withdrawn by holders at any time prior to the Expiration Date in accordance with the terms of the Prospectus/Offer to Exchange.
On June 23, 2025, the Company issued a press release announcing the commencement of the Offer and Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Important Additional Information Has Been Filed with the SEC
The Offer described in this Current Report on Form 8-K (this “Form 8-K”) commenced on June 23, 2025. On June 23, 2025, a registration statement on Form S-4 and preliminary prospectus included therein (the “Prospectus/Offer to Exchange”) and an exchange offer statement on Schedule TO (the “Schedule TO”), including an offer to exchange, a letter of transmittal and consent and related documents, were filed with the SEC by the Company. The offer to exchange the outstanding shares of Preferred Stock of the Company will only be made pursuant to the Prospectus/Offer to Exchange and Schedule TO, including related documents filed as a part of the Offer and Consent Solicitation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/OFFER TO EXCHANGE AND SCHEDULE TO FILED OR TO BE FILED WITH THE SEC CAREFULLY, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE EXCHANGE OFFER, INCLUDING THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Morrow Sodali LLC at (800) 662-5200 (toll-free). Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at investors.trisaluslifesci.com.
No Offer or Solicitation
This Form 8-K shall not constitute an offer to exchange or the solicitation of an offer to exchange or the solicitation of an offer to purchase any securities, nor shall there be any exchange or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Forward-Looking Statements
Certain statements made in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “become,” “may,” “intend,” “will,” “expect,” “anticipate,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the consummation of the Offer and Consent Solicitation, the timing of the Expiration Date, the future effectiveness of the registration statement on Form S-4, the approval by the holders of outstanding shares of Preferred Stock of the Preferred Stock Amendment and subsequent entry into the Preferred Stock Amendment, the effects of the Offer on our capital structure and expected changes to the dilutive impact of the shares of Preferred Stock. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: the Company’s ability to successfully complete the Offer and Consent Solicitation; the number of holders of shares of Preferred Stock that approve the Preferred Stock Amendment in the Consent Solicitation; the timing and results of the SEC review of the registration statement on Form S-4 filed on June 23, 2025, if any; the Company’s ability to attract and retain customers and expand customers’ use of the Company’s products; risks relating to market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial and operating information with respect to the Company; risks related to future market adoption of the Company’s offerings; risks related to the Company’s marketing and growth strategies; risks related to the Company’s ability to acquire or invest in businesses, products or technologies that may complement or expand its products, enhance its technical capabilities or otherwise offer growth opportunities; the effects of competition on the Company’s future business; the risks discussed in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2025 under the heading “Risk Factors”; and the risks discussed in the Company’s Registration Statement on Form S-4 filed on June 23, 2025, under the heading “Risk Factors” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibit Number	Description
99.1	Press Release of TriSalus Life Sciences, Inc. dated June 23, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2025	TriSalus Life Sciences, Inc.

	By:	/s/ Mary Szela
		Name:	Mary Szela
		Title:	Chief Executive Officer